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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2001



                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
               ---------------------------------------------------
               (Exact Name of registrant specified in its charter)



        United States                333-60994                 22-2382028
        -------------                ---------                 ----------
(State or other Jurisdiction        (Commission             (I.R.S. employer
      of Incorporation)             File Number)        Identification  Numbers)



                           200 White Clay Center Drive
                             Newark, Delaware 19711
                             ----------------------
                    (Address of principal executive offices)



                  Registrant's telephone number: (302) 575-5000


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Item 5.  Other Events

         On June 19, 2001, Chase Manhattan Bank USA, National Association ("Chase USA") formed Chase Manhattan Auto Owner Trust 2001-A (the "Issuer") pursuant to a Trust Agreement, dated as of June 19, 2001, between Chase USA and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee").

         On June 20, 2001, the Owner Trustee filed a Certificate of Trust in respect of the Issuer with the Delaware Secretary of State pursuant to Section 3810 of Title 12 of the Delaware Code.

         On July 10, 2001, Wells Fargo Bank Minnesota, National Association (the "Indenture Trustee") executed and delivered to Simpson Thacher & Bartlett, as counsel for the Issuer, a statement on Form T-1 as to its eligibility pursuant to the requirements of the Trust Indenture Act of 1939 (the "TIA") to hold the position of indenture trustee under an Indenture, between the Issuer and the Indenture Trustee (the "Indenture").


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

           Exhibits

           4.3(D)    Certificate of Trust of the Issuer.

           4.3(E)    Trust Agreement pursuant to which the Issuer was formed.

           25.1 Statement of the Indenture Trustee on Form T-1 as to its eligibility pursuant to the requirements of the TIA to hold the position of indenture trustee under the Indenture.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                                ----------------------------------------------
                                (Registrant)


                                By:  /s/ Keith Schuck
                                     ------------------
                                Name:    Keith Schuck
                                Title:   Vice President



Date:  July 16, 2001


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                                INDEX TO EXHIBITS




Exhibit Number              Exhibit
--------------              -------

4.3(D)                      Certificate of Trust of the Issuer.

4.3(E) Trust Agreement pursuant to which the Issuer was formed.

25.1 Statement of the Indenture Trustee on Form T-1 as to its eligibility pursuant to the requirements of the TIA to hold the position of indenture trustee under the Indenture.